March 2016 Financial information as of December 31, 2015 NASDAQ: TIPT INVESTOR PRESENTATION - FULL YEAR 2015 Exhibit 99.2

1 LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Financial Inc. (“Tiptree Financial”) and Tiptree Operating Company, LLC (the “Company”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree Financial, its subsidiaries or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither Tiptree Financial nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither Tiptree Financial, its subsidiaries nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Tiptree Financial or its affiliates shall create any implication that the information contained herein or the affairs of Tiptree Financial, its subsidiaries or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of Tiptree Financial or any of its affiliates since the time of Tiptree Financial’s latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Tiptree Financial files public reports with the Securities and Exchange Commission (“SEC”) on EDGAR. The information contained herein should be read in conjunction with and is qualified by Tiptree Financial’s public filings. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. Industry publications and third-party research, surveys and reports generally indicate that their information has been obtained from sources believed to be reliable. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree Financial's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree Financial's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward- looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree Financial’s Annual Report on Form 10-K, and as described in the Tiptree Financial’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree Financial, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-U.S. GAAP MEASURES Management uses EBITDA and Adjusted EBITDA on a consolidated basis and for each segment, which are non-GAAP financial measures. We believe that consolidated EBITDA and Adjusted EBITDA provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company’s ability to service its debt and to facilitate comparison among companies. We believe segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. EBITDA and Adjusted EBITDA are not a measurement of financial performance or liquidity under GAAP; therefore, EBITDA and Adjusted EBITDA should not be considered as an alternative or substitute for GAAP. Our presentation of EBITDA and Adjusted EBITDA may differ from similarly titled non-GAAP financial measures used by other companies. We define EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in our financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of our subsidiaries’ business operations, (ii) adjust for the effect of purchase accounting, (iii) add significant acquisition related costs and (iv) adjust for significant relocation costs. Management also uses net operating income (“NOI”) which is a non-GAAP financial measure. We consider NOI as an important supplemental measure used to evaluate the operating performance of our real estate segment because it allows investors, analysts and our management to assess our unleveraged property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis. We define NOI as total revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to our triple net lease operations since we do not manage the underlying operations and substantially all expenses are passed through to the tenant. DISCLAIMER

OVERVIEW Key Highlights

3 Revenue growth TIPTREE FINANCIAL INC. - 2015 SUMMARY • Disciplined capital allocation over 2015 ü Fortegra contributed $41.1mm Adjusted EBITDA in its first full year of operations under Tiptree ü PFG sold in June for $142.8mm cash plus future payment of $7.3mm, $15.6mm after-tax gain ü Reliance acquired in July for $7.5mm cash, 1.625mm Tiptree shares and an earn out of up to 2.0mm shares ü Acquired 11 senior care properties for $84.9mm with plans to drive efficiencies and revenue growth ü $39.7mm invested in residential mortgage NPLs ü $70mm invested in Telos 7 warehouse and Telos managed leveraged loan strategy ü Returned $7.3mm to shareholders through dividends of $3.3mm and stock buybacks of $4.0mm • Continuing to build foundation - hired CFO and key staff to enhance controls and build for the future 2015 KEY HIGHLIGHTS Adjusted EBITDA Book Value growth $440.1 million 5.5x $58.4 million (0.9)% $8.96 per Class A common share 0.2% (1) (1) For comparative purposes, Adjusted EBITDA includes the results of PFG, income attributable to the consolidated CLOs and excludes Fortegra purchase accounting adjustments. The total year 2014 and first half 2015 results of PFG were reported in Discontinued Operations. For a reconciliation EBITDA to GAAP revenues and net income, see the Appendix. (2) Represents Tiptree book value per class A common share. See the Appendix. (2)

TIPTREE FINANCIAL INC. - OPPORTUNITIES FOR GROWTH

External factors



10.2%
4.9%
2.7%
1.5%
GDP (1) Growth
Housing (2) Starts
Industrial (3) Production
U/E (4) Rate

- \+ US consumer showing signs of improvement
- \+ Fed indications that rates will rise slowly throughout 2016
- \+ Regulatory restrictions on banks creating opportunities for alternative lending
- – Market volatility remains
- – US CLOs experiencing reduced primary issuance demand and widening spreads

Sources: (1)-(3) represent 2015 % increases: (1) US Bureau of Economic Analysis, (2) Fannie Mae Housing Forecast January 2016, (3) Federal Reserve Bank of St. Louis - the Durable Goods: Appliances, Furniture & Carpeting index is set at 100 at Dec'12 for comparative purposes, (4) Current unemployment rate: Federal Reserve Bank of St. Louis

Growth strategies

1 Invest in existing businesses

- ✓ Fortegra revenue and margin growth
- ✓ Care investment and NOI growth
- ✓ Expand mortgage origination; NPLs
- ✓ Telos CLOs, Credit Opportunities Fund

2 Opportunistically acquire and invest

- ✓ Focus on high returning cash flow businesses
- ✓ Strategic acquisitions to create long term value

3 Re-deploy capital to attractive returning investments

- ✓ Evaluate non-core, capital intensive or underperforming assets

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Year Ended December 31, 2015 FINANCIAL RESULTS

6 (1) The consolidated non-corporate and non-acquisition related interest expense subtracted from Adjusted EBITDA includes interest expense associated with asset-specific debt at subsidiaries in the insurance and insurance services, specialty finance, real estate and corporate and other segments. For an explanation of Adjusted EBITDA and reconciliation to GAAP Net Income, see the Appendix. Consolidated highlights Net income of $5.8mm for 2015, an increase of $7.5mm primarily driven by: • Improved profitability from the addition of Fortegra’s results • Growth in specialty finance volumes and margins, along with Reliance acquisition • Increased rental income at Care from recent acquisitions and improving results at existing properties Offset by: • Unrealized losses on our CLO sub notes as a result of market expectations of deteriorating corporate credit • Realized losses and lower distributions on CLO sub notes as a result of the sale in the first half of 2015 • Higher depreciation and amortization on Care real estate portfolio • Higher corporate expenses associated with our efforts to improve our controls infrastructure • Separation payments for a former executive Summary Consolidated Statements of Operations and Adjusted EBITDA (1) FINANCIAL RESULTS (unaudited, $ in thousands) Year Ended December 31, 2015 2014 Total revenue $ 440,116 $ 80,313 Total expense $ 445,666 $ 99,050 Net (loss) income attributable to consolidated CLOs $ (6,889) $ 19,525 (Loss) income before taxes from continuing operations $ (12,439) $ 788 Less: Provision (benefit) for income taxes $ 1,377 $ 4,141 Discontinued operations, net $ 22,618 $ 7,937 Net income before non-controlling interests $ 8,802 $ 4,584 Less: net income attributable to non-controlling interests $ 3,023 $ 6,294 Net income (loss) available to common stockholders $ 5,779 $ (1,710) Class A Shareholder Equity (as of December 31, 2015) $ 312,840 $ 284,462 Class A Earnings per Share $ 0.17 $ (0.10) Total Adjusted EBITDA of the Company $ 58,419 $ 58,923

SEGMENT REVENUE HIGHLIGHTS

($ in millions)

Tiptree Segment Revenue [1]


$40.5
PFG - Discontinued Operations (48.5%)
$(6.9)
Income attributable to consolidated CLOs - (U%)
$440.1
4.5x revenue growth
4.8
6.5
46.1
Corporate & Other - (49%)
Asset Management F%
Real Estate 57.3%
55.0
Specialty Finance 262%
327.7
Insurance & Insurance Services - F%
$78.7
$19.5
$80.3
9.4
0.3
29.3
15.2
26.2
2014
2015

(1) For comparative purposes, the chart includes the results of PFG, income attributable to the consolidated CLOs. The total year 2014 and first half 2015 results of PFG were reported in Discontinued Operations.

Growth drivers

2015 revenue grew substantially driven by strategic acquisitions, organic growth and financially healthier consumers

+ Addition of Fortegra more than offsetting the sale of PFG
+ Care portfolio increased rental revenue as a result of the acquisition of 11 properties and increasing improving occupancy levels
+ Improvement in Specialty Finance revenue with increased mortgage originations, improved margins and higher average loan volumes

Operating headwinds were:

- Reduction in AUM fees as older CLOs amortize
- Realized and unrealized fair value losses on our CLO investments
- 2014 included a one time loan recovery of $7.9 million at Care

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SEGMENT ADJUSTED EBITDA

($ in millions)

Tiptree Adjusted EBITDA [1]



2015 dampened by $26.8mm realized and unrealized losses
$58.9
$34.8
$24.1
$1.3
$6.2
$10.4
$7.8
$(1.5)
$58.4
$32.5
$25.9
$5.4
$6.6
$5.9
$41.1
$(33.1)
Total - (0.9%) reduction
PFG (DiscOps) - (6.6%)
Cont. Ops. - 7.5% growth
Asset Management - (12.9%)
Real Estate - (36.5%)
Specialty Finance - F%
Insurance & Insurance Services - F%
(2) Corporate, Principal Investments & Other - (U%)
2014
2015

Growth drivers

Adjusted EBITDA from continuing operations grew by 7.5% driven by acquisitions and organic growth, offset by realized and unrealized marks on our CLO sub notes

Segments profits continue to expand as management grows revenues while managing costs

- Insurance: Fortegra growth driven by stable 2015 revenues and 2.2% margin expansion from reduced expenses
- Specialty Finance: adjusted EBITDA up by $7.4mm due to loan volume & improved margins enhanced by Reliance acquisition
- Real Estate: Care grew adjusted EBITDA by 106% excluding a $7.9mm one time loan recovery in 2014

Offset by:

- Asset management: profits down slightly given reduced fees and assets under management for older CLOs
- Principal investments: dampening effects from $26.8mm realized and unrealized fair value marks on CLO sub notes and leveraged loans
- Corporate: higher expenses driven by efforts to improve controls and reporting infrastructure in addition to separation payments for a former executive

Discontinued operations down 6.6% due to only 6 months of operations and $15.6mm PFG after-tax gain included in 2015

(1) Adjusted EBITDA includes income from continuing and discontinuing operations - see appendix for reconciliation
(2) Represents our investments in CLOs, tax exempt securities, credit investment portfolio and our corporate expenses, including interest expense on the Fortress credit facility, head office payroll, depreciation and amortization expenses and other expenses.

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Segment Details OPPORTUNITIES FOR GROWTH

INSURANCE AND INSURANCE SERVICES

($ in millions)

Key financials [1]

	2015	2014	V%
Pro Forma Revenue [2]	$350.6	$354.6	(1.1)%
Pro Forma Net Revenue [2] [3]	$113.4	$114.8	(1.2)%
Adjusted EBITDA	$41.1	$38.9	5.6 %
Adjusted EBITDA %	36.2%	34.0%	2.2 %
Leverage ratio	2.9x	3.7x	(0.8)x

Net revenue walk [1]



114.5
2.6
(2.6)
2.4
(3.5)
113.4
2014
Credit Protection
Warranty/Auto
Specialty Products
Services/Other
2015

Highlights and recent developments

Net revenues down slightly year over year

- ✓ 4.2% increase in Credit Protection product line
- ✓ Specialty products up due to non-standard auto program
- ✓ (7.2)% Warranty driven by competitive pressures in the ProtectCell cell phone warranty business

$41.1mm in Adjusted EBITDA up 5.6% year over year with margin expansion from 34.0% to 36.2%

- ✓ Disciplined administrative cost management with operating expenses down $6.2mm year over year

Fundamentals for growth:

- ✓ Expect continued strength in consumer spending, consumer credit and GDP
- ✓ Non-banks providing growing source of credit for consumers
- ✓ Accelerate Warranty growth rate through auto, furniture and electronic products

(1) Excludes the value of the business acquired which represent adjustments including setting deferred cost assets to a fair value of zero, modifying deferred revenue liabilities to their respective fair values and recording a substantial intangible asset
(2) Tiptree Financial acquired Fortegra Financial Corporation ("Fortegra") on December 4, 2014. Only the revenues earned and expenses incurred by Fortegra, as adjusted for purchase price accounting, have been incorporated in Tiptree Financial's consolidated statements of operations for the year ended December 31, 2014. For informational purposes, Fortegra's unaudited statements for continuing operations for the year ended December 31, 2014. The 2014 pro-forma results represent twelve months of revenue and expenses unadjusted for purchase price accounting adjustments. See appendix for reconciliation
(3) For an explanation of Net revenue and a reconciliation to revenue, see the Appendix

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11 Housing Price Index 240 230 220 210 200 190 Jun- 13 Dec -13 Jun- 14 Dec -14 Jun- 15 Dec -15 Highlights and recent developments 2015 2014 V% Revenue $55.0 $15.2 262% Adjusted EBITDA $5.9 $(1.5) F% Average earning assets $56.0 $29.3 91% Origination volume $1,243.7 $538.7 131% Mortgage margin (bps) 321.0 177.1 144bps Key financials • $5.9mm adjusted EBITDA driven by Reliance acquisition in July’15 and increased lending volume • Mortgage sector increasing funded volume and margins ü Expanded margins through growing FHA/VA and agency volumes ü Continued increase in housing market & consumer confidence • 91% increase in loan average earning assets ü While small business lending has softened during 2015, the Company's focus on small businesses that tend to have more difficulty accessing credit can benefit our growth opportunities ü Higher borrower utilization rates and fees drove increase to adjusted EBITDA • Based on slowly rising interest rates, improved employment levels and modest GDP growth levels, we expect to see continued growth Market indicators SPECIALTY FINANCE Small Business Lending Index (SBLI) 160 150 140 130 120 110 100 Jun- 13 Dec -13 Jun- 14 Dec -14 Jun- 15 Dec -15 Sources: (1) Seasonally adjusted, Federal Housing Finance Agency; (2)Thomson Reuters/PayNet; ($ in millions) (2)(1)

REAL ESTATE

($ in millions)

Key financials

	2015	2014	V%
Revenue	$46.1	$29.3	57.3 %
Adjusted EBITDA [1]	$6.6	$10.4	(36.5)%
Segment assets	$235.6	$179.8	31.0 %
Segment NOI [2]	$16.1	$9.7	66.0 %

Segment NOI



Managed properties
$38.9
$9.6
$16.4
$5.8
2015
2014
Triple net leases
$6.5
$3.9
2015
2014
Revenues
Net Operating Income

Highlights and recent developments

- $6.6mm adjusted EBITDA driven by increased rental revenue offset by the loss of a '14 one time $7.9mm loan recovery
- Revenue growth driven by occupancy and NOI increases at existing properties and acquisition of properties in 2014/15
  - ✓ At 13 of 15 facilities acquired at end of 2014 and beginning of 2015, Care replaced the manager and initiated capex programs designed to grow revenues and drive efficiencies

Property	Acquisition Date	Type	Number of Facilities	Number of Units
Greenfield I	09/2011	NNN	3	120
Calamar	02/2013	JV	2	202
Premier	08/2013	NNN	2	99
Heritage [2]	11/2013	JV	3	349
Greenfield JV	10/2014	JV	3	360
Royal	02/2015	JV	5	282
Greenfield II	03/2015	Hybrid	6	299
Total Portfolio			24	1,711

- Expect to see continued EBITDA growth through:
  - ✓ Increased occupancy driven by property improvements and favorable demographics
  - ✓ Managing expenses to improve NOI

(1) Includes one-time gain of $7.9 million on repayment of Westside Loan in 2014
(2) For explanation of NOI and reconciliation to GAAP real estate segment pre-tax income, see the Appendix

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13 Highlights and recent developments 2015 2014 V% Revenue $6.5 $0.3 (10.8)% Income from consolidated CLOs(1) $4.1 $11.8 Adjusted EBITDA $5.4 $6.2 (12.9)% AUM (2) ($ in billions) $2.2 $2.1 4.8 % Key financials • Adjusted EBITDA attributable to the asset management component of the CLOs were down slightly in 2015 • Primary driver was reduced management fees given amortizing AUM in older CLOs and lower fees on more recent CLOs • Net interest income from $45mm investment in Telos 7 warehouse and $25mm investment in Credit Opportunities Fund is reflected in corporate & other segment • Credit market volatility and regulatory uncertainty may limit CLO investments Assets Under Management ASSET MANAGEMENT ($ in millions) 2012 2013 2014 2015 415 212 175 148 400 286 196 132 400 379 253 179 53 1,268 352 352 355 350 351 355 175 1,754 400 403 350 2,077 352 168 79 2,171 Credit Opp Fund Telos 7 Telos 6 Telos 5 Telos 4 Telos 3 Telos 2 Telos 1 Other (1) For comparative purposes, revenues as shown in the charts include fees attributable to the consolidated CLOs. (2) AUM is estimated and unaudited as of 12/31/2015 except Telos 2 which is as of 1/6/2016 and Telos 3 which is as of 1/4/2016. Consists of NOPCB for CLOs, target par for Telos 7 warehouse and adjusted outstanding balance of Telos COF.

CORPORATE AND OTHER

Key financials

	2015	2014	V%
Principal investment revenue	$4.8	$9.4	(49)%
Income from consolidated CLOs[1]	$(11.0)	$7.8	U%
Adjusted EBITDA	$(33.1)	$1.3	U%

Total net income attributable to CLOs



$28.8
$19.5
$(0.7)
Total Income (Loss)
$13.2
$11.8
$10.5
Management fees
(reported in asset management segment)
$0.3
$0.2
$15.3
$15.7
$14.7
Distributions from sub notes
$(8.1)
$(8.0)
Realized losses from sub notes
$(17.9)
Unrealized losses from sub notes
2013
2014
2015(2)
$61.1
$94.3
$28.7
Ending sub note Investment, at fair value

(1) For comparative purposes, revenues as shown in the charts include fees, distributions and realized/ unrealized losses attributable to the consolidated CLOs.
(2) 2015 includes $0.2mm distributions and $(0.4)mm unrealized losses from Telos 1 which is unconsolidated

Highlights and recent developments

1. Adjusted EBITDA impacted by CLO equity performance
   - Accrued cash flow generated from management fees and distributions on CLO sub notes totaled $25.2mm in 2015
     - $8.0mm in realized losses on the sale of the sub notes in Telos 2 and 4 plus $17.9 mm in unrealized losses driven by market expectations of deteriorating credit more than offset income on fees and distributions
   - Telos invests in middle market corporate credits which while illiquid, also benefit from tighter covenant structure
     - While the lack of liquidity leaves our interests subject to fair market value accounting volatility in disrupted credit markets, our ability to move quickly to mitigate defaults when credit deteriorates provides stability to fees and distributions on the sub notes
2. In 4th quarter, the Company and subsidiaries purchased 1.4mm shares of RAIT, plus an additional 5.2mm in the 1st quarter, 2016
3. We expect NPL investments made in the second half of 2015 to result in realizations on sales of mortgage loans and/or single family homes beginning in the second half of 2016
4. Increase in corporate expenses of $2.5mm payroll, $6.5mm separation payments for a former executive, and external costs of $7.6mm from continued investment in controls infrastructure

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15 WELL POSITIONED FOR 2016 AND BEYOND • Adjusted EBITDA is expected to benefit from: ü Continued revenue growth of Fortegra, combined with disciplined expense management, driving positive improvements ü Growth in specialty finance volumes and improved margins from improving product mix ü Growing rental income from our real estate portfolio combined with investments to increase occupancy and stabilize income ü Re-deploying capital from underperforming businesses ü Our investments in accounting resources and infrastructure should result in improvements in controls and financial reporting • For 2016, we believe the Company is well positioned to take advantage of positive economic trends, positioning it to drive long term shareholder value 2015 2014 $440.1 $80.3 Total Segment Revenue 2015 2014 $58.4 $58.9 Total Adjusted EBITDA Looking ahead ... $40.5 $(6.9) $78.7 $19.5 Discontinued Operations (PFG) Income from consolidated CLOs

APPENDIX

17 In addition to the results of operations presented in accordance with GAAP, management uses EBITDA and Adjusted EBITDA on a consolidated basis and for each segment, which are non-GAAP financial measures. We believe that consolidated EBITDA and Adjusted EBITDA provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company’s ability to service its debt and to facilitate comparison among companies. We believe segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. EBITDA and Adjusted EBITDA are not a measurement of financial performance or liquidity under GAAP; therefore, EBITDA and Adjusted EBITDA should not be considered as an alternative or substitute for GAAP. Our presentation of EBITDA and Adjusted EBITDA may differ from similarly titled non-GAAP financial measures used by other companies. We define EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in our financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of our subsidiaries’ business operations, (ii) adjust for the effect of purchase accounting, (iii) add significant acquisition related costs and (iv) adjust for significant relocation costs. NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA Reconciliation from the Company’s GAAP net income to Non-GAAP financial measures - EBITDA and Adjusted ($ in thousands) Year ended December 31, 2015 2014 Net income available to Class A common stockholders $ 5,779 $ (1,710) Add: net income attributable to non-controlling interests 3,023 6,294 Less: net income from discontinued operations 22,618 7,937 (Loss) income from Continuing Operations of the Company $ (13,816) $ (3,353) Consolidated interest expense 23,491 12,541 Consolidated income taxes 1,377 4,141 Consolidated depreciation and amortization expense 45,124 11,945 EBITDA for Continuing Operations $ 56,176 $ 25,274 Consolidated non-corporate and non-acquisition related interest expense(1) (11,861) (7,265) Effects of purchase accounting(2) (24,166) — Non-cash changes to contingent liability (3) (1,300) — Significant acquisition expenses(4) $ 1,859 $ 6,121 Separation expenses(5) $ 5,209 $ — Subtotal Adjusted EBITDA for Continuing Operations of the Company 25,917 24,130 Income from Discontinued Operations of the Company(6) 22,618 7,937 Consolidated interest expense 5,226 11,475 Consolidated income taxes 3,796 5,525 Consolidated depreciation and amortization expense $ 862 $ 4,379 EBITDA for Discontinued Operations 32,502 29,316 Significant relocation costs(7) — 5,477 Subtotal Adjusted EBITDA for Discontinued Operations of the Company $ 32,502 $ 34,793 Total Adjusted EBITDA of the Company $ 58,419 $ 58,923

18 Notes (1) The consolidated non-corporate and non-acquisition related interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the insurance and insurance services, specialty finance, real estate and corporate and other segments. For the year ended December 31, 2015, interest expense for the asset-specific debt was $0.3 million for insurance and insurance services, $3.4 million for specialty finance, $6.8 million for real estate and $1.4 million for corporate and other, totaling $11.9 million. For the year ended December 31, 2014, interest expense for the asset-specific debt was $1.6 million for specialty finance, $4.1 million for real estate, and $1.6 million for corporate and other segments, totaling $7.3 million. (2) Tiptree’s purchase of Fortegra resulted in a number of purchase accounting adjustments being made as of the date of acquisition, which included setting deferred cost assets to a fair value of zero, modifying deferred revenue liabilities to their respective fair values, and recording a substantial intangible asset representing the value of the acquired insurance policies and contracts. Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated by $47.1 million and current period income associated with deferred revenues were less favorably stated by $22.9 million. Thus, the purchase accounting effect related to Fortegra, increased EBITDA in 2015 by $24.2 million above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect. (3) Tiptree’s purchase of Reliance also resulted in a purchase accounting adjustment which consists of a $1.3 million fair value adjustment on the contingent consideration for the acquisition. (4) For 2015, significant acquisition related costs represents costs in connection with Care’s acquisition of the Royal Portfolio and Greenfield II Portfolio properties included taxes of $504 thousand, legal costs of $644 thousand and $431 thousand of other property acquisition expenses as well as $280 thousand related to the Reliance acquisition. For 2014, significant non-recurring costs for continuing operations included $6.1 million associated with the Fortegra transaction. (5) Consists of future payments of $5.2 million to Geoffrey Kauffman, our former Co-Chief Executive Officer, payable in three equal installments in June 2016, January 2017 and January 2018 pursuant to a separation agreement, dated as of November 10, 2015. Does not include a separation payment of $1.3 million paid to Mr. Kauffman in December 2015. (6) See Note 4—Dispositions, Asset Held for Sale and Discontinued Operations, in the Form 10-K for the year ended December 31, 2015, for further discussion of discontinued operations. (7) Significant relocation costs for discontinued operations included expenses incurred in connection with the move of PFAS’s physical location from New Jersey to Philadelphia for the year ended December 31, 2014. NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA (CONT.)

NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA

In addition to the results of operations presented in accordance with GAAP, management uses EBITDA and Adjusted EBITDA on a consolidated basis and for each segment, which are non-GAAP financial measures. We believe that consolidated EBITDA and Adjusted EBITDA provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. We believe segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. EBITDA and Adjusted EBITDA are not a measurement of financial performance or liquidity under GAAP; therefore, EBITDA and Adjusted EBITDA should not be considered as an alternative or substitute for GAAP. Our presentation of EBITDA and Adjusted EBITDA may differ from similarly titled non-GAAP financial measures used by other companies. We define EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in our financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of our subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add significant acquisition related costs and (iv) adjust for significant relocation costs.

($ in thousands)

Segment EBITDA and ADJUSTED EBITDA - Years Ended December 31, 2015 and December 31, 2014

	Insurance and insurance services		Specialty finance		Real estate		Asset management		Corporate and other		Totals	
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,	
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Pre tax income/(loss)	$ 29,778	(3,171)	$ 6,265	$ (1,962)	$ (9,535)	$ 3,171	$ 5,395	$ 6,157	$ (44,342)	$ (3,407)	$ (12,439)	$ 788
Add back:												
Interest expense	6,135	637	3,558	1,530	6,796	4,111	—	—	7,002	6,263	23,491	12,541
Depreciation and amortization expenses	29,673	4,265	760	499	14,546	7,181	—	—	145	—	45,124	11,945
Segment EBITDA	$ 65,586	$ 1,731	$ 10,583	$ 67	$ 11,807	$ 14,463	$ 5,395	$ 6,157	$ (37,195)	$ 2,856	$ 56,176	$ 25,274
EBITDA adjustments:												
Asset-specific debt interest	(306)	(29)	(3,388)	(1,530)	(6,796)	(4,111)	—	—	(1,371)	(1,595)	(11,861)	(7,265)
Effects of purchase accounting	(24,166)	—	—	—		—	—	—	—	—	(24,166)	—
Non-cash changes to Contingent Liability	—	—	(1,300)	—	—	—	—	—	—	—	(1,300)	—
Significant acquisition	—	6,121	—	—	1,579	—	—	—	280		1,859	6,121
Separation expenses			$ —						$ 5,209		$ 5,209	$ —
Segment Adjusted EBITDA	$41,114	$7,823	$5,895	$(1,463)	$6,590	$10,352	$5,395	$6,157	$(33,077)	$1,261	$25,917	$24,130

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FORTEGRA FINANCIAL CORPORATION PRO FORMA FINANCIAL INFORMATION

Fortegra presents pro forma Total revenues and pro forma Net revenues which are Non-GAAP financial measures to provide investors with additional information to analyze its performance from period to period. Management also uses these measures to assess performance and to allocate resources in managing its businesses. However, investors should not consider these Non-GAAP financial measures as a substitute for the financial information that Fortegra reports in accordance with U.S. GAAP. These Non-GAAP financial measures reflect subjective determinations by Fortegra management, and may differ from similarly titled Non-GAAP financial measures presented by other companies. See the below table for a reconciliation from GAAP Total revenues to Net revenues.

(Unaudited)	Year Ended December 31,			
	2015			2014 [1][2]
($ in thousands)	Actual	Adjustments	Pro Forma	
Revenues:				
Total revenues [3]	327,704	22,928	350,632	354,630
Less:				
Commission expense [4]	105,751	45,166	150,917	159,048
Member benefit claims	29,744	—	29,744	39,465
Net losses and loss adjustment expenses	56,568	—	56,568	41,355
Net revenues	135,641	(22,238)	113,403	114,762
Expenses:				
Total operating expenses [5][6]	105,863	(17,392)	88,471	95,816
Pre-tax income	**29,778**	**(4,846)**	**24,932**	**18,946**
Add back				
Interest Expense	6,135	—	6,135	4,014
Depreciation and amortization expenses	29,673	(19,320)	10,353	10,345
EBITDA	**65,586**	**(24,166)**	**41,420**	**33,305**
Transaction costs [7]			—	1,642
Legal expenses			—	500
Stock based compensation expense [8]			—	2,161
Loss on note receivable			—	1,317
Asset-specific debt interest			(306)	—
Adjusted EBITDA			**41,114**	**38,925**

(1) Tiptree Financial acquired Fortegra Financial Corporation ("Fortegra") on December 4, 2014. Only the revenues earned and expenses incurred by Fortegra, as adjusted for purchase price accounting, have been incorporated in Tiptree Financial's consolidated statements of operations for the year ended December 31, 2014. See Tiptree's Form 8-K/A filed February 17, 2015 and the 2014 Form 10-K for a description of purchase price accounting adjustments.
(2) For informational purposes, Fortegra's unaudited statements for continuing operations for the year ended December 31, 2014. The 2014 pro-forma results represent twelve months of revenue and expenses unadjusted for purchase price accounting adjustments.
(3) Represents service fee and ceding commission revenues that would have been recognized had purchase accounting effects not been recorded. Deferred service fee and ceding commission liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.
(4) Represents additional commissions expense that would have been recorded without purchase accounting; the values of deferred commission assets were eliminated in purchase accounting.
(5) Represents the removal of net additional depreciation and amortization expense that would not have been recorded without purchase accounting; fixed assets and amortizing intangible assets were adjusted in purchase accounting based on fair value analyses.
(6) Represents additional premium tax and other acquisition expenses that would have been recorded without purchase accounting; values of deferred acquisition costs were eliminated in purchase accounting.
(7) Represents transaction costs associated with completed and/or potential acquisition, including seller's costs associated with the Tiptree acquisition.
(8) The year ended December 31, 2014 includes an additional $1.0 million of stock-based compensation expense due to the acceleration of vesting for certain restricted stock awards containing change in control provisions associated with the Tiptree acquisition.

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21 TIPTREE FINANCIAL INC. AND THE COMPANY - BOOK VALUE PER SHARE Tiptree Financial’s book value per share was $8.96 as of December 31, 2015 compared with $8.94 as of December 31, 2014. Total stockholders’ equity for the Company was $369.7 million as of December 31, 2015, which comprised total stockholders’ equity of $397.7 million adjusted for $15.6 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company, such as Siena, Luxury and Care and net assets of $12.5 million wholly owned by Tiptree Financial Inc. Total stockholders’ equity for the Company was $381.3 million as of December 31, 2014, which comprised total stockholders’ equity of $401.6 million adjusted for $27.0 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company and net liabilities of $6.7 million wholly owned by Tiptree Financial Inc. Additionally, the Company’s book value per share is based upon Class A common shares outstanding, plus Class A common stock issuable upon exchange of partnership units of TFP. The total shares as of December 31, 2015 and December 31, 2014 were 42.9 million and 41.6 million, respectively. Tiptree Financial’s Class A book value per common share and the Company’s book value per share are presented below. Book value per share - Tiptree Financial (in thousands, except per share data) December 31, 2015 December 31, 2014 Total stockholders’ equity of Tiptree Financial $ 312,840 $ 284,462 Class A common stock outstanding 34,900 31,830 Class A book value per common share(1) $ 8.96 $ 8.94 Book value per share - the Company Total stockholders' equity $ 397,694 $ 401,621 Less non-controlling interest at subsidiaries that are not wholly owned $ 15,576 $ 27,015 Less tax asset or (liability) wholly owned by Tiptree Financial $ 12,456 $ (6,694) Total stockholders’ equity $ 369,662 $ 381,300 Class A common stock outstanding 34,900 31,830 Class A common stock issuable upon exchange of partnership units of TFP 8,049 9,770 Total shares 42,949 41,600 Company book value per share $ 8.61 $ 9.17 (1) See Note 24—Earnings per Share, in the Form 10-K for the year ended December 31, 2015, for further discussion of potential dilution from warrants.

NON-GAAP FINANCIAL MEASURES - REAL ESTATE SEGMENT NOI

We evaluate performance of our real estate segment based on segment net operating income ("NOI"). We consider NOI as an important supplemental measure used to evaluate the operating performance of our real estate segment because it allows investors, analysts and our management to assess our unleveraged property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis. We define NOI as total revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to Care's triple net lease operations since Care does not manage the underlying operations and substantially all expenses are passed through to the tenant. The following tables present revenues and expenses, which include amounts attributable to non-controlling interests, by property type in our real estate segment for the year ended December 31, 2015 and 2014, respectively.

	Year ended December 31, 2015			Year ended December 31, 2014		
($ in thousands)	Triple Net Lease Operations	Managed Properties	Consolidated	Triple Net Lease Operations	Managed Properties	Consolidated
Revenues						
Resident fees and services	$ —	$ 2,307	$ 2,307	$ —	$ 547	$ 547
Rental revenue	6,515	36,550	43,065	3,892	15,803	19,695
Less: Property operating expenses	—	29,279	29,279	—	10,571	10,571
Segment NOI	$ 6,515	$ 9,578	16,093	$ 3,892	$ 5,779	9,671
Other income			$ 757			$ 9,039
Less: Expenses						
Interest expense			6,796			4,111
Payroll and employee commissions			2,181			2,185
Depreciation and amortization			14,546			7,182
Other expenses			2,862			2,061
Pre-tax income (loss)			$ (9,535)			$ 3,171

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